                   AMENDMENT NO. 4 TO STOCKHOLDERS' AGREEMENT


                  AMENDMENT NO. 4 (this "Amendment"), effective as of June 30, 2000, to that certain STOCKHOLDERS' AGREEMENT (the "Stockholders' Agreement"), dated November 22, 1995, as amended by that First Amendment, effective September 11, 1996, and as amended by that Second Amendment, effective as of December 10, 1996, and as amended by that Third Amendment, effective as of February 4, 1997, by and among Leonard A. Lauder, Ronald S. Lauder, William P. Lauder, Gary M. Lauder, LAL Family Partners L.P. ("LAL Family Partners"), Lauder & Sons L.P., the Ronald S. Lauder Foundation and the trustees of the various trusts set forth on the signature pages hereof (hereinafter collectively referred to as the "Stockholders"), and THE ESTEE LAUDER COMPANIES INC., a corporation organized under the laws of the State of Delaware (the "Corporation"). Capitalized terms defined in the Stockholders' Agreement and not otherwise defined herein being used herein as therein defined.


                              W I T N E S S E T H :

                  WHEREAS, the Stockholders and the Corporation desire to amend
Section 2.5 of the Stockholders' Agreement so as to further clarify what constitutes a Family Member.

                  NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                  Article 1. Amendment. The Stockholders' Agreement is hereby amended by adding the following provision at the end of Section 2.5:

                           "(e)  For purposes of this Section 2.5:

                                     (i)    the relationship of any person that
         is derived by or through legal adoption shall be considered a natural relationship;

                                     (ii)   a minor who is a descendant of Mrs.
         Estee Lauder and for whom Shares are held pursuant to a Uniform Gifts to Minors Act or similar law shall be considered a Holder (as defined below) of such Shares and the custodian who is the record holder of such Shares shall not be considered a Holder;

                                     (iii)  an incompetent stockholder who is
         a Family Member but whose Shares are owned or held by a guardian or conservator shall be considered a Holder of such Shares and such guardian or conservator who is the holder of such Shares shall not be considered a Holder;

                                     (iv)   unless otherwise specified, the term
         "person" means and includes natural persons, corporations, partnerships, unincorporated associations, firms, joint ventures, trusts and all other entities; and

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                                     (v)    except as provided in clauses (ii)
         and (iii) above, the term "Holder" shall mean in respect of any Shares, the record holder of such Shares; provided, however, that if such record holder is a nominee, the Holder shall be the first person in the chain of ownership of such Shares who is not holding such Shares solely as a nominee."

                  Article 2. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, counterparts of this Amendment shall have been executed by each of the Stockholders and the Corporation.

                  Article 3. Miscellaneous. (a) Upon the effectiveness of this Amendment, each reference in the Stockholders' Agreement to "this agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Stockholders' Agreement as amended hereby.

                  (b) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the provisions, policies or principles thereof respecting conflict or choice of laws.

                  (c) This Amendment shall be binding upon and inure to the benefit of the Corporation, its successors and assigns and to the Stockholders and their respective heirs, personal representatives, successors and assigns.

                  (d) This Amendment may not be changed orally, but only by an agreement in writing as signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  (e) With respect to obligations of trustees who are parties hereto in their capacity as trustees of one or more trusts, this Amendment shall be binding upon such trustees only in their capacities as trustees, not individually and not with respect to any Shares, other than Shares held by them in their capacity as trustees of such trusts.

                  (f) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.






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                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.

                                      THE ESTEE LAUDER COMPANIES INC.





                                      By:  /s/ Fred H. Langhammer
                                           -------------------------------------
                                      Name:    Fred H. Langhammer
                                      Title:   President and Chief Executive
                                               Officer




                                      /s/ Leonard A. Lauder
                                      ------------------------------------------
                                      Leonard A. Lauder, (a) individually, (b)
                                      as Managing Partner of LAL Family Partners
                                      L.P., (c) as Trustee of The Estee Lauder
                                      1994 Trust, (d) as a Class B General
                                      Partner of Lauder & Sons L.P. and (e) as
                                      Trustee of The 1995 Estee Lauder LAL Trust
                                      (a Class B General Partner of Lauder &
                                      Sons L.P.)




                                      /s/ Ronald S. Lauder
                                      ------------------------------------------
                                      Ronald S. Lauder, (a) individually, (b) as
                                      Trustee of The Descendents of RSL 1966
                                      Trust, (c) as Trustee of The Estee Lauder
                                      1994 Trust, (d) as a Class B General
                                      Partner of Lauder & Sons L.P., (e) as
                                      Trustee of The 1995 Estee Lauder RSL Trust
                                      (a Class B General Partner of Lauder &
                                      Sons L.P.) and (f) as Chairman of the
                                      Ronald S. Lauder Foundation




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


                                      /s/ William P. Lauder
                                      ------------------------------------------
                                      William P. Lauder, (a) individually and
                                      (b) as Trustee of the 1992 Leonard A.
                                      Lauder Grantor Retained Annuity Trust




                                      /s/ Gary M. Lauder
                                      ------------------------------------------
                                      Gary M. Lauder, (a) individually and (b)
                                      as Trustee of the 1992 Leonard A. Lauder
                                      Grantor Retained Annuity Trust




                                      /s/ Joel S. Ehrenkranz
                                      ------------------------------------------
                                      Joel S. Ehrenkranz, (a) as Trustee of the
                                      1992 Leonard A. Lauder Grantor Retained
                                      Annuity Trust and (b) as Trustee of The
                                      1995 Estee Lauder LAL Trust (a Class B
                                      General Partner of Lauder & Sons L.P.)




                                      /s/Daniel J. Aaron
                                      ------------------------------------------
                                      Daniel J. Aaron, as Trustee of The
                                      Separate Share Trust f/b/o Gary M. Lauder
                                      u/a/d December 15, 1976, created by
                                      Leonard A. Lauder, as Grantor




                                      /s/ Anthony E. Malkin
                                      ------------------------------------------
                                      Anthony E. Malkin, as Trustee of The
                                      Separate Share Trust f/b/o William P.
                                      Lauder u/a/d December 15, 1976, created by
                                      Leonard A. Lauder, as Grantor




                                      /s/ Patrick J. Landers
                                      ------------------------------------------
                                      Patrick J. Landers, as Trustee of The
                                      Separate Share Trust f/b/o William P.
                                      Lauder u/a/d December 15, 1976, created by
                                      Leonard A. Lauder, as Grantor


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                                      /s/ Richard D. Parsons
                                      ------------------------------------------
                                      Richard D. Parsons, (a) as Trustee of the
                                      Trust f/b/o Aerin Lauder and Jane Lauder
                                      u/a/d December 15, 1976, created by Estee
                                      Lauder and Joseph H. Lauder, as Grantors,
                                      (b) as Trustee of the Trust f/b/o Aerin
                                      Lauder and Jane Lauder u/a/d December 15,
                                      1976, created by Ronald S. Lauder, as
                                      Grantor and (c) as Trustee of The 1995
                                      Estee Lauder RSL Trust (a Class B General
                                      Partner of Lauder & Sons L.P.)




                                      /s/ Ira T. Wender
                                      ------------------------------------------
                                      Ira T. Wender, (a) as Trustee of The Estee
                                      Lauder 1994 Trust, (b) as Trustee of The
                                      1995 Estee Lauder LAL Trust (a Class B
                                      General Partner of Lauder & Sons L.P.) and
                                      (c) as Trustee of The 1995 Estee Lauder
                                      RSL Trust (a Class B General Partner of
                                      Lauder & Sons L.P.)




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